Exhibit 10.221
FOURTH AMENDMENT TO
SUPPLEMENTAL RETIREMENT PLAN FOR CERTAIN MEMBERS OF THE
ERIE INSURANCE GROUP RETIREMENT PLAN FOR EMPLOYEES
(Amended and Restated as of January 1, 2009)
WHEREAS, Erie Indemnity Company (the “Company”) maintains Supplemental Retirement Plan for Certain Members of the Erie Insurance Group Retirement Plan for Employees (the “Plan”); and
WHEREAS, Section 7 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend or terminate the Plan; and
WHEREAS, the Company desires to amend Section 7 of the Plan to provide that the Executive Compensation and Development Committee of the Board may amend or terminate the Plan; and
WHEREAS, the Company’s Board of Directors approved the aforementioned amendment at its meeting on October 26, 2021 and reflected in the minutes thereto.
NOW, THEREFORE, the Company hereby amends Section 7 of the Plan to replace the reference to “Board” with a reference to “Committee”, effective as of October 26, 2021.
IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be executed this 21st day of December 2021.

ERIE INDEMNITY COMPANY

ATTEST:

/s/ Brian W. Bolash	By: /s/ Gregory J. Gutting
Title: Executive Vice President & CFO